SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           April  30, 2002
                                                        ---------------------


                            MATRIA HEALTHCARE, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                               0-20619                    58-2205984
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State or other                      (Commission                (IRS Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)

1850 Parkway Place, Marietta, GA                                   30067
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code            (770) 423-4500
                                                          -------------------

                              Not Applicable
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(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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           (c)    Exhibits.

99       April 30, 2002 Investor Conference Presentation

Item 9.    Regulation FD Disclosure.
           ------------------------

        On April 30, 2002, at 2:00 p.m. Matria Healthcare, Inc. will conduct a conference call to discuss the acquisition of Quality Oncology. A presentation of items to be discussed on the call is furnished herewith as Exhibit 99. All information in the presentation is presented as of April 30, 2002 and Matria Healthcare, Inc. does not assume any obligation to update said information in the future.

         This presentation contains forward-looking statements. All forward-looking statements are based on then current expectations and involve a number of risks and uncertainties which are discussed in detail in our Securities and Exchange Commission filings, including our Annual report on Form 10-K for the year ended December 31, 2001. By making these forward-looking statements, Matria does not undertake to update them in any manner except as may be required by Matria's disclosure obligations in filings it makes with the Securities and Exchange Commission under the federal securities laws.

         The information set forth under this Item 9 and Exhibit 99.1 is being furnished for informational purposes only pursuant to Regulation FD and is not filed pursuant to the Securities Exchange Act of 1934, as amended. None of this information may be incorporated by reference into any other filings Matria has made or may make pursuant to the Securities Act of 1933, as amended or into any other documents unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filling as being incorporated by reference therein.

                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Matria has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Matria Healthcare, Inc.
                            Registrant
                            By: /s/ Parker H. Petit
                            Parker H. Petit
                            Chairman of the Board, President and
                            Chief Executive Officer



Date:    April  30, 2002